As filed with the Securities and Exchange Commission on October 26, 2026

Securities Act Registration No. 002-27183

Investment Company Act Registration No. 811-01528

FORM N-1A
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 62	☐
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 56

(Check appropriate box or boxes.)

BRUCE FUND, INC.
(Exact name of Registrant as Specified in Charter)

20 North Wacker Drive
Suite 2414
Chicago, Illinois 60606
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code:	(312) 236-9160

R. Jeffrey Bruce
20 North Wacker Drive
Suite 2414
Chicago, Illinois 60606
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous Offering

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on October 28, 2026 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(l) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BRUCE FUND, INC.

BRUFX

PROSPECTUS

October 28, 2026

20 North Wacker Drive
Chicago, Illinois 60606
(800) 872-7823
www.thebrucefund.com

Management of the Bruce Fund, a diversified, open-end no-load management company, attempts to achieve the Fund’s objective of long-term capital appreciation primarily through investments in common stock and debt securities; income is a secondary consideration. The Fund may also invest in other securities.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Risks	2
Performance	5
Portfolio Management	6
Purchase and Sale of Fund Shares	6
Tax Information	6
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS	7
Principal Investment Strategies of the Fund	7
Principal Risks of Investing in the Fund	7
Portfolio Holdings	11
Investor Profile	11
Additional Information About Investments	11
Investment Restrictions	11
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND	12
SHAREHOLDER INFORMATION	13
Pricing of Fund Shares	13
Fair Value Pricing	13
Purchase of Fund Shares	14
Purchase Requests in Good Order	15
Tax Sheltered Retirement Plans	15
Lost Shareholders, Inactive Accounts, and Unclaimed Property	16
Other Purchase Information	16
Redemption of Fund Shares	17
Redemptions in Kind	19
Additional Information	20
Dividends and Distributions	20
Tax Consequences	21
Market Timing Policy	21
FINANCIAL HIGHLIGHTS	22
FOR MORE INFORMATION	Back Cover

i

SUMMARY SECTION

Investment Objective

The investment objective of the Bruce Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.41%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.15%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.57%

1.	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$58	$183	$318	$714

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Expense Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s adviser (Bruce & Co., Inc.) seeks to achieve the Fund’s objective of long-term capital appreciation by investing primarily in domestic common stocks and bonds, including convertible bonds and “zero coupon” government bonds.

The Fund may invest in domestic common stocks of any capitalization, although the adviser will focus on smaller companies, as well as micro-cap securities. Both growth and value criteria are used to determine and select those stocks. Securities of unseasoned companies may also be acquired. Out-of-favor, turnaround and distressed situations are actively pursued.

The Fund may invest, without restriction, in future interest and principal of U.S. government securities, commonly known as “zero coupon” bonds. The Fund’s strategy is to use long-dated issues as an attempt to seek capital appreciation. This strategy is primarily used in the absence of viable common stock opportunities.

Other debt securities, traded on exchanges or over-the-counter, may be acquired, sometimes at substantial discounts from the principal amount. Investments may be made in defaulted bonds, which might sell at a fraction of their par value. The Fund’s strategy for these bonds is to use primarily bonds which have significant yield to maturities, or to use convertible bonds which fluctuate with the underlying common stock. A majority of these bonds are lower-rated or “junk” bonds, which carry no credit ratings.

The Fund may invest in foreign securities, either directly, or through the use of American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”). ADRs or GDRs in which the Fund invests will be denominated in U.S. dollars and listed on a U.S. exchange.

At times, the adviser’s strategy may result in the Fund holding a large cash position for a transitional period of time. The cash position will generally be held in a money market mutual fund, but may also be invested in short-term government securities, certificates of deposit, commercial paper, or repurchase agreements.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Fund.

Stock Market and Geopolitical Risk. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or the Fund’s benchmark index. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Issuer-Specific Changes Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio.

Management Risk. If the adviser’s assessment of the prospects for individual securities is incorrect it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund.

Distressed Investment Risk. There can be no assurance that the adviser will correctly evaluate the nature and magnitude of all factors that could affect the outcome of an investment in a distressed security. The prices of distressed securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher-rated securities. The secondary market for distressed securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of such securities.

Liquidity Risk. Securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of an active trading market. The Fund, being able to invest in unseasoned companies, defaulted bonds and debt securities, traded over-the-counter or at substantial discounts, will be subject to liquidity issues and risk. The urgency to sell these securities might result in receiving a price substantially less than anticipated.

Interest Rate Risk. Market interest rates change, causing the current market value of debt securities at any time to fluctuate. The value of the Fund’s debt securities portfolio may decline when market interest rates rise. The Fund, being able to invest without restriction in future interest and principal of U.S. government securities, commonly known as “zero coupon” bonds, would be primarily sensitive to and affected by interest rate risk, if so invested. Zero coupon bonds move substantially more than a corresponding coupon-paying bond of the same maturity, as interest rates fluctuate.

Value Risk. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Growth Risk. If the adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

Cash Investments Risk. The Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested, and may not achieve its capital appreciation objective.

Small- or Micro-Cap Investing Risk. The value of securities of smaller, less well-known issuers can be substantially more volatile than that of larger issuers.

Government Securities Risk. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. government would not provide financial support to certain of its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall.

Maturity Risk. The longer the maturity of a debt security the more its value fluctuates with changes in interest rates. When interest rates rise, you can expect the value of long-term bonds to fall more than those of short-term bonds.

Credit Risk. There is a risk that the issuer of a debt security may become insolvent and unable to meet interest payments or to repay principal at maturity, and that defaulted bonds may remain in default, resulting in no repayment to the holder at maturity. Various credit rating firms many times rate debt securities, and the lowering of such ratings can cause the value of the debt securities to decline.

Foreign Investing Risk. Foreign stocks may underperform or be more volatile than U.S. stocks. Risks related to investments in foreign securities include: currency exchange rate fluctuation; less public information; less stringent regulatory standards; and lack of uniform accounting, auditing and financial reporting standards.

Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.

Business Continuity Risk. On June 23, 2023, Robert B. Bruce, then Director, President, and Treasurer of the Fund, passed away. As a result, there is one remaining officer of the Fund and the adviser. This may increase business continuity risk and the risk of potential business disruption. Potential implications could include unplanned changes to portfolio manager or adviser, and the possibility that the Fund could commence an orderly liquidation whereby the shareholders would redeem their shares in the Fund in advance of when they would have otherwise requested.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund before and after tax is not necessarily an indication of how it will perform in the future. Current performance of the Fund may be lower or higher than the performance quoted below. Updated performance information may be obtained by calling (800) 872-7823.

During the period shown in the bar chart, the highest return for a quarter was 11.09% during the quarter ended December 31, 2020 and the lowest return for a quarter was (10.79)% during the quarter ended March 31, 2020. The Fund’s year to date return as of September 30th was 15.64%.

Average Annual Total Returns for the periods ending December 31, 2025

Bruce Fund	1 Year	5 Years	10 Years
Return Before Taxes	14.88%	5.01%	7.01%
Return After Taxes on Distributions	13.12%	3.05%	5.42%
Return After Taxes on Distributions and Sale of Fund Shares	9.87%	3.63%	5.31%

S&P 500 Stock Index (reflects no deduction for fees)	17.88%	14.42%	14.82%

After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Updated performance information may be obtained by calling (800) 872-7823.

Portfolio Management

Investment Adviser – Bruce & Co., Inc.

Portfolio Manager

●	R. Jeffrey Bruce, President since 2023 and Chief Compliance Officer of the adviser since 2022; Analyst/Portfolio Manager of the Fund since 1983, and Chief Compliance officer of the Fund since 2022.

Purchase and Sale of Fund Shares	To Place Buy or Sell Orders

Minimum Initial Investment $1,000 for all account types Minimum Additional Investment $500	Regular Mail:
Bruce Fund, Inc.
c/o Ultimus Asset Services, LLC
P.O. Box 46707
Cincinnati, OH 45246

Overnight Mail:
Bruce Fund, Inc.
c/o Ultimus Asset Services, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts. Distributions from IRAs and other retirement accounts may be subject to federal income-tax withholding and, where applicable, state income-tax withholding. Federal income tax generally will be withheld unless you elect otherwise on the applicable redemption request. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS requirements. State income-tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

ADDITIONAL INFORMATION ABOUT THE FUND’S
PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Fund

The Fund’s adviser (Bruce & Co., Inc.) seeks to achieve the Fund’s investment objective of long-term capital appreciation by investing primarily in domestic common stocks and bonds, including convertible bonds and “zero coupon” government bonds.

The Fund may invest in domestic common stocks of any capitalization, although the adviser will focus on smaller companies, as well as micro-cap securities. Both growth and value criteria are used to determine and select those stocks. Securities of unseasoned companies may also be acquired. Out-of-favor, turnaround and distressed situations are actively pursued.

The Fund may invest in foreign securities, either directly, or through the use of ADRs or GDRs, which are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs or GDRs in which the Fund invests will be denominated in U.S. dollars and listed on a U.S. exchange.

The Fund may invest, without restriction, in future interest and principal of U.S. government securities, commonly known as “zero coupon” bonds. The Fund’s strategy is to use long-dated issues as an attempt to seek capital appreciation. This strategy is primarily used in the absence of viable common stock opportunities.

Other debt securities, traded on exchanges or over-the-counter, may be acquired, sometimes at substantial discounts from the principal amount. Investments may be made in defaulted bonds, which might sell at a fraction of their par value. The Fund’s strategy for these bonds is to use bonds which have significant yield to maturities, or to use convertible bonds which fluctuate with the underlying common stock. A majority of these bonds are lower-rated or “junk” bonds, which carry no credit ratings.

At times, the adviser’s strategy may result in the Fund holding a large cash position for a transitional period of time. The cash position will generally be held in a money market mutual fund, but may also be invested in short-term government securities, certificates of deposit, commercial paper, or repurchase agreements.

The Fund may sell a security if 1) the security reaches the adviser’s valuation target, 2) the adviser believes the company’s fundamentals have changed, or 3) the company is not performing as expected.

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Fund.

Stock Market and Geopolitical Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or the Fund’s benchmark index. The market’s daily movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The value and growth-oriented equity securities purchased by the Fund may experience large price swings and potential for loss.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio.

Management Risk. The adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the adviser’s assessment of the prospects for individual securities is incorrect it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund.

Distressed Investment Risk. The Fund may invest in securities of companies that are in financial distress, experiencing poor operating results, having substantial capital needs, have negative net worth, or are in bankruptcy. There can be no assurance that the adviser will correctly evaluate the nature and magnitude of all factors that could affect the outcome of an investment. The prices of distressed securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher-rated securities. During an economic downturn or substantial period of rising interest rates, distressed issuers, who are typically highly leveraged, may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The secondary market for distressed securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of such securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of distressed securities. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of distressed issuers to make principal and interest payments than is the case for higher grade securities. The adviser’s ability to hedge these risks may be extremely limited.

Liquidity Risk. Securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of an active trading market. The Fund, being able to invest in unseasoned companies, defaulted bonds and debt securities, traded over-the-counter or at substantial discounts, will be subject to liquidity issues and risk. The urgency to sell these securities might result in receiving a price substantially less than anticipated.

Interest Rate Risk. The issuers of debt securities, including “zero coupon” government bonds, are expected to redeem the securities by payment to the investor of the principal amount at maturity. However, market interest rates change, causing the current market value of debt securities at any time to fluctuate. The value of the Fund’s debt securities portfolio may decline when market interest rates rise. The Fund, being able to invest without restriction in future interest and principal of U.S. government securities, commonly known as “zero coupon” bonds, would be primarily sensitive to and affected by interest rate risk, if so invested. Zero coupon bonds move substantially more than a corresponding coupon-paying bond of the same maturity, as interest rates fluctuate.

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund’s adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

Cash Investments Risk. The Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested, and may not achieve its capital appreciation objective. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses in addition to the Fund’s direct fees and expenses.

Small- or Micro-Cap Investing Risk. The value of securities of smaller, less well-known issuers can be substantially more volatile than that of larger issuers. Small companies may have limited product lines, markets or financial resources. Their management may be dependent on a limited number of key individuals, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

Government Securities Risk. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. government would not provide financial support to certain of its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall. The U.S. government guarantees payment of principal and timely payment of interest on certain U.S. government securities. This does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Maturity Risk. The longer the maturity of a debt security the more its value fluctuates with changes in interest rates. When interest rates rise, you can expect the value of long-term bonds to fall more than those of short-term bonds.

Credit Risk. The risk of loss on a debt security is less than on an equity security of the same issuer, but there is a risk that the market price of the debt security may decline below the price at which it was acquired. There is also a risk that the issuer may become insolvent and unable to meet interest payments or to repay principal at maturity, and that defaulted bonds may remain in default, resulting in no repayment to the holder at maturity. Various credit rating firms many times rate debt securities, and the lowering of such ratings can cause the value of the debt securities to decline. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Foreign Investing Risk. Foreign stocks may underperform or be more volatile than U.S. stocks. Risks related to investments in foreign securities include: currency exchange rate fluctuation; less public information; less stringent regulatory standards; and lack of uniform accounting, auditing and financial reporting standards.

Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

Business Continuity Risk. On June 23, 2023, Robert B. Bruce, then Director, President, and Treasurer of the Fund, passed away. As a result, there is one remaining officer of the Fund and the adviser. This may increase business continuity risk and the risk of potential business disruption. Potential implications could include unplanned changes to portfolio manager or adviser, and the possibility that the Fund could commence an orderly liquidation whereby the shareholders would redeem their shares in the Fund in advance of when they would have otherwise requested.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information, which is available on the Fund’s website at www.thebrucefund.com.

Investor Profile

The Fund is intended for those investors who have a high tolerance for risk and a long-term time horizon. Shareholders should be comfortable with fluctuating share prices as well as the Fund’s other investment risks.

Additional Information About Investments

The Fund’s primary investment objective is long-term capital appreciation, which may be changed at any time without shareholder approval. The Fund primarily invests in smaller capitalization companies, whether it is their common stock, convertible bond, or other debt instrument, wherever the Fund’s adviser sees the optimal capital appreciation potential. There is no minimum or maximum investment percentage of Fund assets required to be in any type of security. Out-of-favor, turnaround and distressed situations are actively pursued. The likelihood of losing some or all of those assets invested in turnaround or distressed situations is much higher than with other investments.

The Fund reserves the right, as a temporary defensive measure when general economic (including market) conditions are believed by management to warrant such action, to invest any portion or all of its assets in conservative fixed-income securities such as United States Treasury Bills, certificates of deposit, prime-rated commercial paper, money market funds, and repurchase agreements with banks (agreements under which the seller of a security agrees at the time of sale to repurchase it at an agreed time and price). When the Fund is so invested it may not achieve its objective.

Securities are not generally purchased with a view to rapid turnover to obtain short-term profits, but rather are purchased because management believes they will appreciate in value over the long-term. The adviser believes that the Fund will generally experience a low rate of portfolio turnover.

Investment Restrictions

The Board of Directors of the Fund (the “Board”) has adopted certain investment restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, as defined by the Investment Company Act of 1940. Such investment restrictions are set forth in the Fund’s Statement of Additional Information (“SAI”).

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

The Board approved an Investment Advisory Agreement (the “Advisory Agreement”), employing Bruce & Co., Inc. to manage the investment and reinvestment of the Fund’s assets and to otherwise administer the Fund’s affairs to the extent requested by the Board.

Bruce & Co., Inc., 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606, is an Illinois corporation controlled by R. Jeffrey Bruce. The adviser also manages portfolios for individuals, foundations, and institutions.

Since June 2023, the Fund has been managed by R. Jeffrey Bruce, who is solely responsible for the day-to-day management of the Fund’s portfolio. From 1983 to June 2023, R. Jeffrey Bruce was an analyst/co-portfolio manager of the Fund.

R. Jeffrey Bruce is president and chief compliance officer of the adviser and president, treasurer, secretary, and chief compliance officer of the Fund. He has worked as an analyst/co-portfolio manager for the adviser since April 1983.

The Fund’s SAI provides additional information about the Fund’s portfolio manager, including the portfolio manager’s compensation, other accounts managed, and ownership of shares of the Fund.

Bruce & Co.’s compensation for its services to the Fund under the Advisory Agreement is calculated as follows:

Annual Percentage Fee	Applied to Average Net Assets of the Fund
1.00%	Up to $20,000,000; plus
0.60%	$20,000,000 through $100,000,000; plus
0.30%	over $100,000,000

The fee is calculated and paid each calendar month based on the average daily net assets of the Fund for each day of that month. Since the rates above are annual rates, the amount payable to the adviser for each calendar month is 1/12th of the amount calculated as described. The Fund also bears certain fees and expenses including, but not limited to, fees of directors (those not affiliated with Bruce & Co.), custodian fees, costs of personnel to perform clerical, accounting and office services for the Fund, fees of independent auditors, counsel, and transfer agents, and brokers’ commissions. These fees are fully described in the Advisory Agreement. The adviser, Bruce & Co., received $1,445,014 during the fiscal year ended June 30, 2026 (0.41% of average net assets). The Advisory Agreement is subject to annual review and will continue in force if specifically approved annually by (i) the Board or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote by the majority of independent directors, cast in person at a meeting called for the purpose of voting for such approval. A discussion regarding the Board’s basis for approving the current Investment Advisory Agreement is included in the Fund’s financial statements for the six-months ended December 31, 2025, which is included in the Fund’s filing on Form N-CSR for the period ended December 31, 2025.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Fund shares are priced at net asset value (“NAV”), which is determined as of the close of trading (which is normally 4:00 p.m. Eastern Time) each business day by dividing the value of the Fund’s securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses), by the number of shares outstanding. Securities listed on a stock exchange are valued on the basis of the last sale on that day or, lacking any sales, at the last reported sale price. Unlisted securities for which quotations are available are valued at the evaluated mean, which represents the good faith opinion as to what a buyer in the marketplace would pay for a security (typically in an institutional round lot position) in a current sale. The Fund’s pricing service regularly obtains evaluation inputs, including broker quotes, market color, and bid information, as part of its pricing methodologies. The NAV would also be determined at the close of business on any other day on which the current NAV of the Fund’s shares is materially affected by changes in the value of the portfolio securities, provided that such day is a business day on which shares were tendered for redemption or orders to purchase shares were received by the Fund. Except under extraordinary conditions, the Fund’s business days will be the same as those of the New York Stock Exchange. The Stock Exchange is closed on weekends, most federal holidays, and Good Friday.

Fair Value Pricing

Equity securities are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review by the Board.

Investments in money market mutual funds are generally priced at the ending NAV provided by the service agent of the money market fund.

Fixed income securities (corporate bonds, asset-backed securities, U.S. government securities and U.S. government agency securities) are generally valued using market quotations. However, they may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review of the Board.

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, the adviser shall use any or all of the following criteria to value securities:

●	Last sales price

●	Price given by pricing service

●	Last quoted bid and asked price

●	Third party bid and asked price

●	Indicated opening range

●	Estimated remaining distributions

●	Estimate possible recoveries

Purchase of Fund Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day on which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.

Initial Purchase

Your initial purchase request must include:

●	a completed and signed investment application form; and

●	a personal check with name pre-printed (subject to the minimum amount) made payable to Bruce Fund, Inc.

Mail the application and check to:

U.S. Mail:	Bruce Fund, Inc.	Overnight:	Bruce Fund, Inc.
	c/o Ultimus Asset Services, LLC		c/o Ultimus Asset Services, LLC
	P.O. Box 46707		225 Pictoria Drive, Suite 450
	Cincinnati, OH 45246		Cincinnati, OH 45246

Additional Investments

You may purchase additional shares of the Fund at any time by mail. Each additional mail purchase request must contain:

●	your name

●	the name on your account(s)

●	your account number(s)

●	a check made payable to the Fund

Checks should be sent to the Fund at the address listed above.

Purchase Requests in Good Order

A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed Investor Application for a new account

●	The exact dollar amount of the investment

●	For an existing account, the account number and the name(s) exactly as registered on the account

●	Payment in U.S. dollars, payable to the Fund

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) making the purchase

Purchase requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses resulting from requests not received in good order.

All applications must be accompanied by payment. Payments for Fund shares must be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank and may be made by check. Applications are subject to acceptance by the Fund, and are not binding until so accepted.

Shares will be bought at the next NAV, as applicable, calculated after the order is received in proper form. The Fund does not accept telephone orders for purchase of shares and reserves the right to reject applications in whole or in part.

Tax Sheltered Retirement Plans

Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: IRAs; simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (800) 872-7823 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. Currently the Fund’s adviser is voluntarily paying all applicable IRA custodial fees. There is no guarantee that the adviser will continue to do so in the future.

Lost Shareholders, Inactive Accounts, and Unclaimed Property

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts considered abandoned, inactive, or lost due to returned mail to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated contact or a transaction within the period specified by applicable state law.

Before transferring account assets to a state authority, the Fund or its transfer agent will send any due-diligence notice required by applicable law.

This process may be referred to as escheatment. Shareholders whose assets have been transferred may be required to reclaim the assets from the applicable state’s unclaimed-property office. Some states may require shares to be liquidated before escheatment, in which case the shareholder may be entitled only to the cash value of the shares at the time of liquidation.

For retirement accounts, escheatment may be treated as a taxable distribution, and federal or state income-tax withholding may apply.

To help prevent an account from being treated as unclaimed, shareholders should maintain current contact information and periodically contact the Fund or its transfer agent. Shareholder-initiated contact may include written correspondence, a telephone inquiry, or an account transaction.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed-property due-diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Other Purchase Information

The Fund generally does not accept cash equivalents for the purchase of shares, including, but not limited to: cash, cashier’s checks, bank official checks, certified checks, bank money orders, third-party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, or payments drawn on non-U.S. financial institutions.

The Fund accepts payment for shares by check drawn on a U.S. financial institution. All purchase orders are subject to acceptance by the Fund and will be executed at the next net asset value (“NAV”) calculated after the order is received in good order. Payments made by check may be subject to a collection period to ensure that the payment has cleared and is received in good funds. If you redeem shares shortly after purchasing them by check, the Fund may delay sending the redemption proceeds for up to 10 business days, or longer if necessary, to allow the purchase payment to clear.

If a check or ACH payment does not clear, the purchase may be cancelled. You will be responsible for any resulting loss or expense incurred by the Fund or its transfer agent, as well as any applicable fees.

If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Fund or its transfer agent, as well as any applicable fees. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

You will receive periodic account statements summarizing account activity, including purchases, redemptions, and reinvested dividends and capital gain distributions. A transaction confirmation will also be sent for each financial transaction in your account, except for dividend and capital gain distributions, which will be reflected on your periodic account statement.

You are responsible for reviewing all transaction confirmations and account statements for accuracy promptly upon receipt. You must contact the Fund or its transfer agent in writing within 60 days after the date of the statement or confirmation that first reflects the disputed item. The Fund may deny your ability to dispute a transaction if written notice is not received within the 60-day period.

Redemption of Fund Shares

Shareholders have the right to redeem their shares at any time, at no charge, by mail. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. Requests should be addressed to:

U.S. Mail:	Bruce Fund, Inc.	Overnight:	Bruce Fund, Inc.
	c/o Ultimus Asset Services, LLC		c/o Ultimus Asset Services, LLC
	P.O. Box 46707		225 Pictoria Drive, Suite 450
	Cincinnati, OH 45246		Cincinnati, OH 45246

A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Fund and/or the transfer agent require an MSG in situations including, but not limited to, the following:

•	The redemption amount exceeds $50,000 (or such other threshold as may be established by the Fund and/or the transfer agent);

•	Proceeds are requested to be mailed to an address that was changed or added within the past 30 calendar days;

•	Proceeds are requested to be made payable to a person or entity other than the registered account owner;

•	Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;

•	The account registration or ownership is being changed;

•	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or

•	Any other circumstance in which the Fund or the transfer agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.

Shareholders should contact the transfer agent in advance if they are unsure whether an MSG will be required. The Fund and/or the transfer agent reserve the right, in their discretion, to waive or require an MSG and to reject any signature guarantee they deem unacceptable.

Signatures on endorsed certificates submitted for redemption must be guaranteed as described above. Shares will be sold at the next NAV calculated after the redemption request is received in proper form. It is suggested that all redemption requests by mail be sent Certified Mail with return receipt. If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 872-7823. The redemption price is the NAV per share determined as described previously under the heading “Pricing of Fund Shares”. Redemptions specifying a certain date or share price cannot be accepted and will be returned.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Redemptions in Kind

Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” If the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Fund’s approved pricing agents. If the Fund redeems your shares in kind, it will value the securities pursuant to policies and procedures adopted by the Board. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as taxes or the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Additional Information

If you are not certain of the requirements for a redemption, please call Shareholder Services at (800) 872-7823. The Fund typically expects to pay redemption proceeds by check within one to three business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 days as permitted under the Investment Company Act of 1940. Under unusual circumstances as permitted by the Securities and Exchange Commission (“SEC”), the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Dividends and Distributions

Unless a shareholder otherwise directs, all income dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund. Shares are purchased at the NAV (see “Pricing of Fund Shares”) next determined after the dividend declaration and are credited to the shareholder’s account. Stock certificates are not issued. A shareholder may elect to receive all income dividends and capital gains distributions in cash or to reinvest capital gains distributions and receive income dividends in cash. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Fund registered in the same name, including those previously purchased. A shareholder wishing to make such election must notify the transfer agent in writing of such election.

Shareholders may elect not to continue in the dividend reinvestment program at any time. Following such election, the shareholder will receive income dividends or all distributions in cash. Any shareholder who is not participating in the dividend reinvestment program may elect to do so by giving written notice to the transfer agent. If an election to withdraw from or participate in the dividend reinvestment program is received between a dividend declaration date and payment date, it will become effective on the day following the payment date.

The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record on the applicable account annually. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if either of the following occurs:

●	Postal or other delivery service is unable to deliver checks to the address of record; or

●	Dividends and capital gain distributions are not cashed within 180 days.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund.

Tax Consequences

The Fund intends to distribute substantially all of its net income and net realized capital gains, if any, less any available capital loss carryover, to its shareholders annually and to comply with the provisions of the Internal Revenue Code applicable to investment companies, which will relieve the Fund of Federal income taxes on the amounts so distributed. The dividends and long-term capital gains distributions are taxable to the recipient whether received in cash or reinvested in additional shares. Long-term capital gains distributions will be taxed to the individual Fund shareholder as such, regardless of the length of time the Fund shares have been held.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. This tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s default lot identification method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax advisor with regard to your personal circumstances.

Market Timing Policy

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers.

The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years, which end on June 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended June 30, 2025 and June 30, 2026 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s annual financial statements on Form N-CSR for the fiscal year ended June 30, 2026 are incorporated by reference in the SAI, either or both of which are available free of charge upon request. Information for all other periods has been audited by another independent registered public accounting firm.

BRUCE FUND

Financial Highlights

Selected data for each share of capital stock outstanding through each year is presented below

	For the Years Ended June 30,
	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of year	$517.82	$504.76	$520.65	$595.73	$684.45

Investment operations:
Net investment income	12.30	14.42	16.57	14.01	10.16
Net realized and unrealized gain (loss)	125.62	23.68	(0.01)	(17.34)	(36.91)
Total from investment operations	137.92	38.10	16.56	(3.33)	(26.75)

Less distributions to shareholders from:
Net investment income	(14.00)	(14.82)	(15.79)	(13.09)	(9.75)
Net realized gains	(20.27)	(10.22)	(16.66)	(58.66)	(52.22)
Total distributions	(34.27)	(25.04)	(32.45)	(71.75)	(61.97)

Net asset value, end of year	$621.47	$517.82	$504.76	$520.65	$595.73

Total Return(a)	27.69%	7.79%	3.32%	(0.86)%	(4.76)%

Ratios and Supplemental Data:
Net assets, end of year ($millions)	$375.71	$341.66	$399.43	$493.32	$527.84
Ratio of expenses to average net assets	0.56%	0.61%	0.69%	0.67%	0.66%
Ratio of net investment income to average net assets	2.03%	2.49%	2.99%	2.43%	1.49%
Portfolio turnover rate	5%	11%	8%	6%	6%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

FOR MORE INFORMATION

PROSPECTUS

October 28, 2026
BRUCE FUND, INC.

BRUCE FUND, INC.
20 North Wacker Drive
Chicago, Illinois 60606

You can find additional information about the Bruce Fund in the following documents:

Statement of Additional Information (SAI): The SAI supplements the prospectus and contains additional information about the Fund and its investment restrictions, risks, policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered legally a part of this prospectus.

Annual and Semi-Annual Reports: While the prospectus describes the Fund’s potential investments, information about the Fund’s actual investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. The Annual Report includes a discussion by Fund management of recent market conditions, and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. You may request that the financial statements be sent to you, free of charge.

How to Obtain Copies of Fund Documents

You can obtain free copies of the Fund’s current Prospectus, SAI, annual and semi-annual reports to shareholders, and the Fund’s annual and semi-annual financial statements, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

On the Internet: Download these documents from the Fund’s Internet site at www.thebrucefund.com.

By Telephone: Call Bruce Fund Shareholder Services toll free at (800) 872-7823.

By Mail: Send a written request to:
Bruce Fund
20 North Wacker Drive
Chicago, Illinois 60606

By Electronic Request: Information about the Fund (including the Prospects, SAI and other documents and reports) is available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File Number: 811-1528

STATEMENT OF ADDITIONAL INFORMATION

BRUCE FUND, INC.

BRUFX

20 North Wacker Drive

Suite 2414

Chicago, Illinois 60606

(312) 236-9160

October 28, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Bruce Fund, Inc. (the “Fund”) dated October 28, 2026 (the “Prospectus”). This SAI incorporates by reference the Fund’s annual report and financial statements on Form N-CSR for the fiscal year ended June 30, 2026. A free copy of the Prospectus, SAI, annual report, or financial statements can be obtained by visiting the Fund’s website at www.thebrucefund.com, by calling Shareholder Services at (800) 872-7823, or writing the transfer agent at:

Regular Mail:
Bruce Fund, Inc.
c/o Ultimus Asset Services, LLC
P.O. Box 46707
Cincinnati, OH 45246

Overnight Mail:
Bruce Fund, Inc.
c/o Ultimus Asset Services, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Fund History	1
Classification	1
Investment Strategies and Risks	1
Fund Policies	1
Disclosure of Portfolio Holdings	2
Management of the Fund	2
Leadership Structure and Board of Directors	3
Code of Ethics	5
Proxy Voting Policy	5
Control Persons and Principal Holders of Securities	5
Investment Advisory and Other Services	5
Portfolio Manager	6
Custodian	6
Independent Registered Public Accounting Firm	6
Fund Services	7
Brokerage Allocation and Other Practices	7
Capital Stock and Other Securities	7
Purchase, Redemption and Pricing of Shares	8
Taxation of the Fund	8
Underwriters	9
Financial Statements	9

Fund History

Bruce Fund, Inc. is a Maryland corporation incorporated on June 20, 1967. The Fund’s only business during the past five years has been an investment company. The name of the Fund was changed to Bruce Fund, Inc., in October 1983.

Classification

The Fund is an open end, diversified, management investment company.

Investment Strategies and Risks

The principal strategies followed in seeking to achieve the Fund’s primary investment objective of long-term capital appreciation are described in the Prospectus. Securities of unseasoned companies, where the risks are considerably greater than common stocks of more established companies, may also be acquired from time to time if Bruce & Co., Inc. the Fund’s investment adviser (the “Adviser”) believes such investments offer possibilities of capital appreciation. The Fund may also invest in securities convertible into common stocks, preferred stocks, other debt securities and warrants. The investment restrictions to which the Fund is subject limit the percentage of total Fund assets that may be invested in the securities of any one issuer. These restrictions do not apply to securities representing ownership interest in United States government securities.

Fund Policies

The Board of Directors of the Fund (the “Board”) has adopted certain investment restrictions which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund as defined by the Investment Company Act. These fundamental policies are:

1.       Securities of other investment companies will not be purchased, except the Fund may purchase securities issued by money market funds.

2.       The Fund will not acquire or retain any security issued by a company if one or more officers or directors of the Fund or any affiliated persons of the Adviser beneficially own more than one-half of one percent (0.5%) of such company’s stock or other securities, and all of the foregoing persons owning more than one-half of one percent (0.5%) together own more than 5% of such stock or security.

3.       The Fund will not borrow money or pledge any of its assets.

4.       Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

5.       The Fund will not sell short, buy on margin or engage in arbitrage transactions.

6.       The Fund will not lend money, except for the purchase of a portion of an issue of publicly-distributed debt securities.

7.       The Fund will not buy or sell commodities, commodity futures contracts or options on such contracts.

8.       The Fund will not act as an underwriter or distributor of securities, other than its own capital stock, except as it may be considered a technical “underwriter” as to certain securities which may not be publicly sold without registration under the Securities Act of 1933.

9.       The Fund will not purchase or write any puts, calls or combinations thereof. The Fund may, however, purchase warrants for the purchase of securities of the same issuer issuing such warrants, or of a subsidiary of such issuer. The investment in warrants, valued at the lower of cost or market, may not exceed 5.0% of the value of the Fund’s net assets. Included within that amount, but not to exceed 2.0% of the value of the Fund’s net assets, may be warrants which are not listed on a national exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

10.    The Fund will not purchase or own real estate or interests in real estate, except in the marketable securities of real estate investment trusts.

11.    The Fund will not purchase any securities which would cause more than 10% of the Fund’s net assets at the time of purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933.

1

12.    Not more than 25% of the value of the Fund’s total assets (exclusive of government securities) will be invested in companies of any one industry or group of related industries.

13.    The Fund will not issue senior securities.

14.    The Fund will be required to have at least 75% of the value of its total assets represented by (i) cash and cash items (including receivables), (ii) government securities as defined in the Investment Company Act of 1940, and (iii) other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer.

15.    The Fund will not invest in oil, gas or other mineral leases.

It is the policy of the Fund not to invest more than 5% of the value of the Fund’s total assets in securities of issuers, including their predecessor, which have been in operation less than three years. There is no restriction against making investments in the securities of unseasoned issuers or of foreign issuers and such investments may be made in management’s discretion, without approval of a majority of the Fund’s outstanding voting securities.

Disclosure of Portfolio Holdings

With respect to the disclosure of the Fund’s portfolio securities, the Board has approved a policy that unreported holdings or selective disclosures are not to be made to any persons, except as described below. Information about portfolio securities is reported as soon as practical or possible after each quarter end.

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of each quarter. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. Ultimus Asset Services, LLC, in its capacity as fund accounting agent, and Argent Institutional Trust Company, in its capacity as custodian, receive all portfolio data daily with no lag. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

The Fund manager has been given authority to release the Fund information. The Fund manager initiates the release of the portfolio holdings both to the SEC and to the public. Shareholders receive shareholder reports as soon as practical after filing with the SEC, due to printing and mailing lags. The Board reviews the Fund manager’s report on portfolio holdings disclosure at each Board meeting. Any potential conflicts would be resolved by the Board.

The Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

Management of the Fund

The Fund is managed by its officers and directors, and has no advisory board. Directors serve until the successor of each shall have been duly elected and shall have qualified. Independent Directors constitute a majority of the Board.

The Board has only one standing committee of Directors, which is the Audit Committee. During the fiscal year ended June 30, 2026, the Audit Committee met 3 times. Independent Director DeBartolo and Independent Director Johnson are the only members of the Audit Committee. The function and purposes of the Audit Committee, pursuant to its charter, on a going forward basis are to: (a) assist the Board in its oversight of the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) assist the Board in its oversight of the quality and

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objectivity of the Fund’s financial statements and the independent audit thereof; and (c) select, oversee and set compensation of the Fund’s independent auditor and to act as a liaison between the auditor and the full Board of Directors.

The following table provides information regarding the Independent Directors, which means that they are not “interested persons” (as defined in the 1940 Act) of the Adviser, or distributor of the Fund:

Name, Address*, (Age), Position with Fund**, Term of Position with Fund	Principal Occupation and Other Directorships During Past 5 Years
W. Martin Johnson (89) Independent Director, December 1985 to present	2022 to present retired; 2002 to 2021 - Real Estate Sales, Landings Co.
Robert DeBartolo (66) Independent Director, March 2007 to present	2013 to present – Independent consultant to the life sciences sector.

*	The address for each director is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606

**	The Fund consists of one series. The Fund is not part of a Fund Complex

The following table provides information regarding the Director who is an “interested person” of the Fund, and the officer of the Fund.

Name, Address*, (Age), Position with Fund, ** Term of Position with Fund	Principal Occupation and Other Directorships During Past 5 Years

R. Jeffrey Bruce*** (66)

Interested Director, November, 2023 to present, Secretary, 1983 to present, Chief Compliance Officer, and AML Officer, 2022 to present, President and Treasurer, July 2023 to present. Vice President 1983 to July 2023.

2022 to present – Chief Compliance Officer of Bruce & Co, Inc. (investment adviser); 1983 to present – analyst/manager, Bruce & Co., Inc.

*	The address for the director and officer is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606.

**	The Fund consists of one series. The Fund is not part of a Fund Complex.

***	Mr. Jeffrey Bruce is an “interested” person because he is an officer and is compensated by the Adviser.

Leadership Structure and Board of Directors

R. Jeffrey Bruce is Chairman of the Board and is an interested person of the Fund. The other directors, Robert DeBartolo and W. Martin Johnson, are independent, non-interested persons and make up a majority of the Board. There is not a designated lead independent director. The responsibility of the Board of Directors is to ensure that the Fund is being run for the benefit of the shareholders and is in compliance with its investment mandates and objectives. The Fund has determined that this oversight group and Board structure is appropriate due to the facts that the Fund is a no-load fund, does no marketing, promotion or advertising, has low portfolio turnover, and has a concentrated management structure.

The Board reviews the performance of the Fund and its portfolio make-up on a regular basis to ensure compliance with the Fund’s strategies and objectives. It also annually reviews the advisory contract, determining the appropriateness of fees, expenses and performance. The Directors also on a regular basis review and discuss some or all of the following compliance and risk management reports related to the Fund:

1.	Portfolio Management Process, Portfolio Review

2.	Review of Commissions, Best Execution

3.	Trading Activities, Affiliated Persons Security Transactions

4.	Disclosure Requirements, Fund Compliance Tests

5.	Anti-Money Laundering, Customer Identification Policy Review

6.	Proxy Voting Policy

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7.	Code of Ethics, Chief Compliance Officer Reports

8.	Pricing of Portfolio Securities, Fair Value Pricing Policy

9.	Privacy Policy

10.	Continuity Planning and Business Recovery

11.	Processing of Fund Shares

12.	Protection of Non-Public Information

13.	Fund Governance, Advisory Contract Review

14.	Market Timing, Late Trading Issues

15.	Compliance Issues

16.	Federal Registration, Filings and Audit Review

17.	Portfolio Liquidity

In addition to the information above, below is additional information about the specific experience, qualifications, attributes or skills of each Director.

R. Jeffrey Bruce has over 40 years of experience working as a security analyst and portfolio manager and has been working since inception in 1983 with the Fund. He is a graduate of the University of Colorado with a Bachelor of Business Administration and Finance Major. Mr. Bruce’s professional investment experience and his knowledge of the Fund’s operations allow him to provide important insight and leadership to the Board.

W. Martin Johnson had 20 years’ experience in Real Estate Sales at the Landings Company. Prior to that, he was President and co-founder of Savannah Capital which specialized in viatical investments. For the previous 30 years he served in various capacities with major office equipment companies as well as guiding some start-up companies in the industry. He has been a director with the Fund since December 1985. He graduated from the University of Wisconsin in 1959 with a Bachelor of Business Administration degree. Mr. Johnson’s extensive knowledge of the capital markets, business operations, and economic issues provides valuable insights to the Board in matters regarding the Fund’s investments.

Robert DeBartolo is currently an independent consultant to the life sciences sector. Prior to that, he was Director of Global Franchise Marketing at Novartis/Alcon. He has more than 32 years of healthcare marketing, brand strategy, and integrated communications experience. After spending the first 10 years of his career with Allergan, Inc., he was appointed Executive Vice President of Omnicom Group’s Corbett Accel Healthcare Group. There he drove key growth initiatives including global strategies to the pharmaceutical and biotechnology industries. He is a graduate of Miami University with a Bachelor of Science degree in Business and has been Director since March of 2007. His experience in the health care and pharmaceutical industry is valuable with respect to investment, financial, and accounting issues. As a long-time shareholder, Mr. DeBartolo has intimate knowledge of the Fund and industry, which gives him unique insight into the Fund’s operations, strategies, and challenges.

The following table provides information regarding shares of the Fund owned by each Director as of December 31, 2025.

Director	Dollar Range of Fund Shares
W. Martin Johnson	$1 - $10,000
Robert DeBartolo	$10,001 - $50,000
R. Jeffrey Bruce	Over $100,000

There are no concessions to directors or affiliated persons who invest in Fund shares.

The Independent Directors each generally receive $8,000 per year from the Fund. This compensation is paid by the Fund. The officers of the Fund receive no compensation from the Fund.

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On an annual basis, the Directors assess the Board’s and their individual effectiveness in overseeing the Fund. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Fund or any of its service providers.

Based on the qualifications of each of the Fund’s Directors and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Fund believes that its leadership is appropriate.

Code of Ethics

The Fund and the Adviser have both adopted a Code of Ethics designed to ensure that the interests of Fund shareholders come before the interests of the people who manage the Fund. Among other provisions, the Code of Ethics requires all investment personnel with access to information about the purchase or sale of securities by the Fund to report to the Board all their security transactions, which are reviewed quarterly. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policy

The Fund’s portfolio manager has the discretion to vote each issue as he sees fit. It is the Fund’s intent to vote each proxy issue in the best interests of its shareholders. The Fund’s most recent proxy voting record, for the 12-month period ended June 30, can be obtained, without charge, upon request, by calling (800) 872-7823, on the EDGAR Database on the SEC’s website at www.sec.gov, or on the Fund’s website at www.thebrucefund.com.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser. As of October 2, 2026, there were no control persons, and R. Jeffrey Bruce, 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606, was a principal shareholder of the Fund with a beneficial ownership of 7.06%. As of October 2, 2026, the officers and directors as a group beneficially owned 7.07% of the Fund.

Investment Advisory and Other Services

Bruce & Co., Inc., an Illinois corporation controlled by R. Jeffrey Bruce, is the only investment adviser to the Fund. R. Jeffrey Bruce is an Interested Director, President, Secretary, Treasurer, AML Officer, and Chief Compliance Officer of the Fund, and is also the majority stockholder, President, and Chief Compliance Officer of the Adviser. The Adviser provides suitable office space in its own offices and all necessary office facilities and equipment for managing the assets of the Fund. Members of the Adviser’s organization serve without salaries from the Fund as directors, officers or agents of the Fund, if duly elected or appointed to such positions by the shareholders or by the Board. The Adviser bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

The advisory fee payable by the Fund to Bruce & Co., Inc. is a percentage applied to the average net assets of the Fund as follows:

Annual Percentage Fee	Applied to Average Net Assets of Fund
1.0%	Up to $20,000,000; plus
0.6%	$20,000,000 through $100,000,000; plus
0.3%	over $100,000,000

A fee installment will be paid in each month and will be computed on the basis of the average daily net assets for each business day of the previous calendar month for which the fee is paid (e.g., 1/12% of such average will be paid in respect to each month in which such average is less than $20 million).

The following table describes the advisory fees paid to the Adviser by the Fund for the last three fiscal years. Prior to October 28, 2024, the advisory fees were based on a fee schedule that differs from the fee schedule disclosed above.

Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2025	Fiscal Year Ended June 30, 2026
$2,400,450	$1,695,617	$1,445,014

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Portfolio Manager

Mr. R. Jeffrey Bruce is solely responsible for the day-to-day management of the Fund’s portfolio. There are no payment or manager compensation formulas tied to the Fund. R. Jeffrey Bruce receives a salary from the Adviser, as well as profit sharing distributions to the extent of his ownership. Again, no payment or manager compensation formulas are tied to the Fund or its performance.

As of June 30, 2026, the portfolio manager was responsible for the management of the following types of accounts, in addition to the Fund:

Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Mutual Funds: 0 Other Pooled Investment Vehicles: 0 Other Accounts: 1	N/A N/A $28.1 million	N/A N/A 0	N/A N/A N/A

In addition, the portfolio manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, the portfolio manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the portfolio manager may manage such other accounts on terms that are more favorable than the terms on which the Adviser manages the Fund, such as in cases where the Adviser receives higher fees from the other accounts than the advisory fee received from the Fund.

There may be circumstances under which the portfolio manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the portfolio manager commits to such investment. There also may be circumstances under which the portfolio manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.

However, it is generally the Adviser’s and the portfolio manager’s policy that investment decisions for all accounts that the portfolio manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the portfolio manager will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average.

As of June 30, 2026, the portfolio manager’s beneficial ownership of shares of the Fund was over $1,000,000.

Custodian

The Fund’s custodian is Argent Institutional Trust Company, 41 South High Street, Columbus, Ohio 43215. The custodian has custody of all the Fund’s securities. It accepts delivery and makes payment for securities purchased and makes delivery and receives payment for securities sold. Upon receipt of authorization to make payment of Fund expenses from the Adviser, the custodian makes such payments from deposits of the Fund and sends confirmation of all bills paid.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 875 E Wisconsin Ave, Suite 210, Milwaukee, WI 53202, is the Fund’s independent registered public accounting firm. The firm performs an annual audit of the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

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Fund Services

The Fund’s Shareholder Servicing and Transfer Agent is Ultimus Asset Services, LLC, (“UAS”) 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. UAS is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC. UAS receives and processes all orders by investors to purchase and to redeem Fund shares, and maintains a current list of names and addresses of all shareholders and their respective holdings. UAS pays dividends, makes capital gain distributions and mails annual reports and proxy statements to shareholders.

UAS also provides the Fund with fund accounting and certain financial and legal administration services. Fund accounting services include certain monthly reports and record-keeping. Financial and legal administration services include regulatory reporting, necessary office equipment, personnel and facilities. During each of the last three fiscal years, the administration fees paid to UAS by the Fund were:

Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2025	Fiscal Year Ended June 30, 2026
$238,356	$216,712	$211,500

 Brokerage Allocation and Other Practices

Decisions to buy and sell securities for the Fund, the selection of brokers and negotiation of the commissions to be paid, or mark-ups (or mark-downs) on principal transactions, are made by the Adviser. R. Jeffrey Bruce, officer of the Fund and owner of the Adviser, is primarily responsible for making the Fund’s portfolio decisions, subject to direction by the Board. It is the Adviser’s policy to obtain the best security price and execution of transactions available. During each of the last three fiscal years, the aggregate brokerage commissions paid by the Fund were:

Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2025	Fiscal Year Ended June 30, 2026
$56,909	$40,759	$31,133

 The Fund frequently purchases and sells securities, mainly fixed income securities, from dealers acting as principals. No commissions are paid on such transactions but prices do include mark-ups (or mark-downs). None of the brokers with whom the Fund dealt in the last three years was affiliated in any manner with the Fund, or with any affiliated person of the Fund, including the Adviser.

Brokers are selected to effect securities transactions for the Fund based on the Adviser’s overall evaluation of the commission rates charged, the reliability and quality of the broker’s services and the value and expected contribution of such services to the performance of the Fund. Where commissions paid reflect services furnished in addition to execution, the Adviser will stand ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund. Such commissions may be higher than could be obtained from brokers not supplying such services. The Adviser considers the supplementary research and statistical or other factual information provided by dealers in allocating portfolio business to dealers. Such allocation is not on the basis of any formula, agreement or understanding. It is not possible to place a dollar value on such research and other information and it is not contemplated that the receipt and study of such research and other information will reduce the cost to the Adviser of performing duties under the Advisory Agreement. The Board has permitted the Fund to pay brokerage commissions which may be in excess of those which other brokers might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by the executing brokers. The research, which is received from brokers, includes such matters as information on companies, industries, economic and market factors. The information received may or may not be useful to the Fund and may or may not be useful to the Adviser in servicing other of its accounts.

The Adviser attempts to evaluate the overall reasonableness of the commissions paid by the Fund and attempts to negotiate commissions which are within a reasonable range, keeping in mind the brokerage and research services provided. The Adviser is not aware that any of the Fund’s brokerage transactions during the last fiscal year were placed pursuant to an agreement or understanding with a broker or otherwise through an internal allocation procedure because of research services provided.

Capital Stock and Other Securities

Bruce Fund, Inc. has only one class of authorized stock, Capital Stock, $1.00 par value. The Fund’s Articles of Incorporation authorize the Issuance of 2,000,000 such shares. Shareholders are entitled to one vote per full share, to such distributions as may be declared by the Board out of funds legally available, and upon liquidation to participate ratably in the assets available for distribution. The holders have no preemptive rights. All shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of such directors if they choose to do so, and, in such event, the holders of the remaining shares so voting will not be able to elect any directors. The shares are redeemable (as described in the Prospectus) and are transferable. All shares issued and sold by the Fund will be fully paid and non-

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assessable. There are no material obligations or potential liabilities associated with ownership of Fund shares. There are no conversion rights and no sinking fund provisions.

Purchase, Redemption and Pricing of Shares

For information concerning the purchase and redemption of shares of the Fund, see “Purchase of Fund Shares” and “Redemption of Fund Shares” in the Fund’s Prospectus.

The price (net asset value (“NAV”)) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for business. The Exchange is closed on weekends, most federal holidays, and Good Friday. Equity securities generally are valued by using market quotations, and are valued on the basis of prices furnished by a pricing service. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price or bid. When market quotations are not readily available, or when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities generally are valued by using market quotations furnished by a pricing service. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are also valued by using market quotations furnished by a pricing service.

The Fund’s NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Taxation of the Fund

The Fund intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. The Fund intends to distribute all taxable income to its shareholders and otherwise comply with the income and diversification provisions of the Code applicable to RICs. Therefore, no provision will be made for Federal income taxes. If the Fund fails to qualify as a RIC in any taxable year, the Fund may be liable for Federal income taxes.

On dividends from ordinary income and short-term gains the shareholders pay income tax in the usual manner. The dividend-received exclusion does not apply to capital gains distributions. The dividend-received exclusion is subject to proportionate reduction if the aggregate dividends received by the Fund from domestic corporations in any year is less than 75% of the Fund’s gross income exclusive of capital gains. Statements will be mailed to shareholders in January of the year after the close of the fiscal year showing the amounts paid and the tax status of the year’s dividends and distribution. The dividends and long-term capital gains are taxable to the recipient whether received in cash or reinvested in additional shares. Federal legislation requires the Fund to withhold and remit to the Treasury a portion (24%) of dividends payable if the shareholder fails to furnish his taxpayer identification number to the Fund, if the Internal Revenue Service notifies the Fund that such number, though furnished, is incorrect, or if the shareholder is subject to withholding for other reasons set forth in Sec. 3406 of the Internal Revenue Code.

The Fund may acquire zero coupon securities issued with original issue discount. If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the requirements of the Code, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their

8

own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

Underwriter

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund and is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

Financial Statements

The financial statements of the Fund and the report of the Independent Registered Public Accounting Firm required to be included in this SAI are incorporated herein by reference to the Fund’s annual financial statements for the fiscal year ended June 30, 2026. The annual financial statements and annual and semi-annual reports to shareholders may be obtained, without charge, by calling Shareholder Services at (800) 872-7823, or on the Fund’s website at www.thebrucefund.com.

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PART C
Form N-lA
OTHER INFORMATION

PART C

Item No.	Title
28	Exhibits
29	Persons Controlled by or Under Common Control with the Fund
30	Indemnification
31	Business and Other Connections of the Investment Adviser
32	Principal Underwriters
33	Location of Accounts and Records
34	Management Services
35	Undertakings
Signatures

Item 28.	Exhibits

(a)	Articles of Incorporation.

(1)	Registrant’s Articles of Incorporation, filed with Registrant’s registration statement on Form N-1A dated November 11, 1983 and incorporated herein by reference.

(2)	Amendment to Registrant’s Articles of Incorporation, filed with Registrant’s registration statement on Form N-1A dated December 12, 2000 and incorporated herein by reference.

(b)	By-laws – Registrant’s By-laws, restated as of November 1, 1983 and amended as of November 16, 2005, filed with Registrant’s registration statement on Form N-1A dated September 27, 2006 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – Filed with Registrant’s registration statement on Form N-1A dated November 11, 1983 and incorporated herein by reference.

(d)	Investment Advisory Contract – Registrant’s Investment Management Agreement dated October 28th, 2024 with Bruce & Co. Inc., filed with Registrant’s registration statement on Form N-1A dated October 25, 2024 and incorporated herein by reference.

(e)	Underwriting Contracts – Registrant’s Distribution Agreement dated July 1, 2025, with Ultimus Fund Distributors LLC, filed with Registrant’s registration statement on Form N-1A dated October 24, 2025 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – None

(g)	Custodian Agreement – Registrant’s Custodian Agreement with Huntington National Bank, filed with Registrant’s registration statement on Form N-1A dated October 31, 2005 and incorporated herein by reference.

(h)	Other Material Contracts

(1)	Registrant’s Mutual Fund Services Agreement with Unified Fund Services, Inc., filed with Registrant’s registration statement on Form N-1A dated October 31, 2005 and incorporated herein by reference.

(2)	Amendment to Registrant’s Mutual Fund Services Agreement with Unified Fund Services, Inc. (now known as Ultimus Asset Services, LLC) filed with Registrant’s registration statement on Form N-1A dated October 28, 2011, and incorporated herein by reference.

(3)	Registrant’s Fee Agreement with Huntington Asset Services, Inc., filed with Registrant’s registration statement on Form N-1A dated October 28, 2011 and incorporated herein by reference.

(4)	Second Amendment to Registrant’s Mutual Fund Services Agreement with Unified Fund Services, LLC (now known as Ultimus Asset Services, LLC), dated January 1, 2020, and filed with the Registrants registration statement on Form N-1A dated October 28, 2020.

(5)	Third Amendment to Registrant’s Mutual Fund Services Agreement with Unified Fund Services, LLC (now known as Ultimus Asset Services, LLC), dated November 5, 2019 and filed with the Registrants registration statement on Form N-1A dated October 28, 2020.

(i)	Legal Opinion – Filed with Registrant’s registration statement on Form N-1A dated November 11, 1983 and incorporated herein by reference.

(j)	Other Opinions – Independent Registered Public Accounting Firm Consent of Cohen & Company, Ltd., filed herewith.

(k)	Omitted Financial Statements – None

(l)	Initial Capital Agreements – None

(m)	Rule 12b-1 Plan – None

(n)	Rule 18f-3 Plan – None

(o)	Reserved

(p)	Codes of Ethics - Code of Ethics of Registrant and Bruce & Co., Inc., filed with Registrant’s registration statement on Form N-1A dated October 29, 2007 and incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control with the Fund

None

Item 30.	Indemnification

Art. Seventh, Par. 7(c) of the Registrant’s Articles of Incorporation, as amended, provides that each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. There are additional provisions in said Paragraph 7(c) relating to procedure for such indemnification in case of settlement, limitations on costs and expenses (including attorney’s fees in such event), the right of a stockholder to challenge such indemnification in certain cases, and express acknowledgment that such rights and indemnities are not exclusive of any other right to which the officers and directors may be entitled according to law.

Item 31.	Business and Other Connections of the Investment Adviser

Bruce & Co, Inc. (“Bruce”) serves as investment adviser to the Bruce Fund. Mr. R. Jeffrey Bruce is the sole officer, director, and majority owner of Bruce. Further information about Bruce can be obtained from the Form ADV Part I filed via the NASDR’s CRD/IARD system, and available on the Investment Adviser Public Disclosure Website.

Item 32.	Principal Underwriters.

(a)	Ultimus Fund Distributors, LLC also serves as a principal underwriter for the following investment companies: Hussman Investment Trust, Schwartz Investment Trust, Williamsburg Investment Trust, The Investment House Funds, Chesapeake Investment Trust, The Cutler Trust, CM Advisors Family of Funds, Papp Investment Trust, Eubel Brady & Suttman Mutual Fund Trust, Conestoga Funds, Centaur Mutual Funds Trust, Caldwell & Orkin Funds, Inc., Ultimus Managers Trust, Oak Associates Funds, Segall Bryant & Hamill Trust, American Pension Investors Trust (d/b/a Yorktown Funds), Commonwealth International Series Trust, Capitol Series Trust, Unified Series Trust, Q India Equity Fund, Valued Advisers Trust, HC Capital Trust, New Age Alpha Funds Trust, New Age Alpha Variable Funds Trust, CYBER HORNET TRUST, VELA Funds, Waycross Independent Trust, Volumetric Fund, MSS Series Trust, Connors Funds, Cantor Select Portfolios Trust, Cantor Fitzgerald Variable Insurance Trust, Cantor Fitzgerald Commodity Strategy Trust, James Advantage Funds, Johnson Mutual Funds, XD Fund Trust, Exchange Place Advisors Trust, WesMark Funds, Plumb Funds, Peachtree Alternative Strategies Fund, Lind Capital Partners Municipal Credit Income Fund, Fairway Private Equity & Venture Capital Opportunities Fund, Fairway Private Markets Fund, Dynamic Alternatives Fund, Cantor Fitzgerald Infrastructure Fund, Flat Rock Enhanced Income Fund, Beacon Pointe Multi-Alternative Fund, Axxes Private Markets Fund, Axxes Opportunistic Credit Fund, Flat Rock Core Income Fund, Flat Rock Opportunity Fund, Booster Income Opportunities Launch, OneAscent Capital Opportunities Fund, CAZ Strategic Opportunities Fund, 83 Investment Group Income Fund, Private Debt & Income Fund, Prospect Enhanced Yield Fund, Sardis Credit Opportunities Fund, PennantPark Enhanced Income Fund, IDA Private Access Fund, Third Lake Partners Alternative Yield Strategy Fund, and CAIS Sports, Media and Entertainment Fund.

(b)	The directors and officers of Ultimus Fund Distributors, LLC are as follows:

Name	Title	Position with Trust
Kevin M. Guerette*	President	None
Stephen Preston*	Vice President, Chief Compliance Officer, Financial Operations Principal, Anti-Money Laundering	None
Douglas K. Jones*	Vice President	None
Greg Evans*	Financial Operations Principal	None
Melvin Van Cleave*	Chief Information Securities Officer	None

*	The principal business address of these individuals is 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246

(c)	Not Applicable.

Item 33.	Location of Accounts and Records

All accounts, books or other documents required to be to be maintained by section 31(a) of the 1940 Act, and rules promulgated thereunder are kept at one or more of the following locations:

Bruce & Co., Inc.
Suite 2414
20 North Wacker Drive
Chicago, IL 60606

Ultimus Asset Services, LLC
225 Pictoria Drive
Suite 450
Cincinnati, OH 45246

Argent Institutional Trust Company
4343 Easton Commons
Suite 120
Columbus, OH 43219

Ultimus Fund Distributors, LLC
225 Pictoria Drive
Suite 450
Cincinnati, OH 45246

Item 34.	Management Services

None.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 62 to its registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois on the 26th day of October, 2026.

Bruce Fund, Inc,

By:	/s/ R. Jeffrey Bruce
R. Jeffrey Bruce, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the date indicated.

/s/ R. Jeffrey Bruce	Date: October 26, 2026
R. Jeffrey Bruce
President, Treasurer, and Principal Financial Officer

/s/ W. Martin Johnson	Date: October 26, 2026
W. Martin Johnson
Director

/s/ Robert DeBartolo	Date: October 26, 2026
Robert DeBartolo
Director

INDEX TO EXHIBITS

Exhibit Number	Description

EX.99.28.j	Consent of Cohen & Company, Ltd.